UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 PRIME MEDICINE, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement if other than Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V43224-P08473 PRIME MEDICINE, INC. 21 ERIE STREET CAMBRIDGE, MA 02139 PRIME MEDICINE, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET You invested in PRIME MEDICINE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be Held on June 12, 2024. Vote Virtually at the Meeting* June 12, 2024 2:00 p.m., ET Virtually at: www.virtualshareholdermeeting.com/PRME2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice, Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future annual stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V43225-P08473 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2024 Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect Wendy Chung, M.D., Ph.D., Kaye Foster, Keith Gottesdiener, M.D., and Jeffrey Marrazzo as Class II Directors. For Nominees: 01) Wendy Chung, M.D., Ph.D. 02) Kaye Foster 03) Keith Gottesdiener, M.D. 04) Jeffrey Marrazzo 2. To approve an amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by Delaware law. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any continuations, adjournments, and postponements thereof.